                                                              EXHIBIT 10 (pp)(3)

Texas Genco, LP
1111 Louisiana
Houston, TX  77002

================================================================================

                                 TEXAS GENCO, LP

                                       TO

                               JPMORGAN CHASE BANK
                                     Trustee

                                   ----------

                          FIRST SUPPLEMENTAL INDENTURE

                          Dated as of December 23, 2003

                                   ----------

                   Supplementing the First Mortgage Indenture
                          Dated as of December 23, 2003

             THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A UTILITY

           THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

This instrument is being filed pursuant to Chapter 35 of the Texas Business and
                                 Commerce Code

================================================================================

FIRST SUPPLEMENTAL INDENTURE, dated as of December 23, 2003, between TEXAS GENCO, LP, a limited partnership organized and existing under the laws of the State of Texas (herein called the "Company"), having its principal office at 1111 Louisiana, Houston, Texas 77002, and JPMORGAN CHASE BANK, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee"), the office of the Trustee at which on the date hereof its corporate trust business is administered being 600 Travis Street, Suite 1150, Houston, Texas 77002.

                             RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage Indenture dated as of December 23, 2003 (the "Indenture") providing for the issuance by the Company from time to time of its bonds, notes or other evidence of indebtedness to be issued in one or more series (in the Indenture and herein called the "Securities") and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities, and the performance of the covenants contained in the Indenture and the Securities; and

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Indenture and pursuant to appropriate resolutions of the General Partner, has duly determined to make, execute and deliver to the Trustee this First Supplemental Indenture to the Indenture as permitted by Sections 201, 301 and 1301 of the Indenture in order to establish the form or terms of, and to provide for the creation and issuance of, the Securities specified in clause (1) of the definition of the "Initial Series" under the Indenture in an initial aggregate principal amount of $75,000,000 (such series being hereinafter and in the Indenture referred to as the "Initial Series (1)"); and

WHEREAS, all things necessary to make the Securities of the Initial Series (1), when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth against payment therefor the valid, binding and legal obligations of the Company and to make this First Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of a series of Securities, and for and in consideration of the premises and of the covenants contained in the Indenture and in this First Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

      Section 101. Definitions. Each capitalized term that is used herein and is defined in the Indenture shall have the meaning specified in the Indenture unless such term is otherwise defined herein.

                                   ARTICLE TWO

                       TITLE, FORM AND TERMS OF THE BONDS

      Section 201. Title of the Bonds. This First Supplemental Indenture hereby creates a series of Securities designated as the "First Mortgage Bonds, Series A, due December 21, 2004" of the Company (collectively referred to herein as the "Bonds"). For purposes of the Indenture, the Bonds shall constitute a single series of Securities and may be issued in an unlimited principal aggregate amount, although the initial issuance of the Bonds shall be in the principal amount of $75,000,000.

      Section 202. Form and Terms of the Bonds. The form and terms of the Bonds will be set forth in an Officer's Certificate delivered by the Company to the Trustee pursuant to the authority granted by this First Supplemental Indenture in accordance with Sections 201 and 301 of the Indenture.

                                  ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this First Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

Except as expressly amended and supplemented hereby, the Indenture shall continue in full force and effect in accordance with the provisions thereof and the Indenture is in all respects hereby ratified and confirmed. This First Supplemental Indenture and all of its provisions shall be deemed a part of the Indenture in the manner and to the extent herein and therein provided.

This First Supplemental Indenture shall be governed by, and construed in accordance with, the law of the State of New York.

This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

                                  TEXAS GENCO, LP


                                  By: TEXAS GENCO GP, LLC

                                      By:    /s/ Marc Kilbride
                                         ---------------------------------------
                                         Name:  Marc Kilbride
                                         Title: Vice President and Treasurer


                                      JPMORGAN CHASE BANK, as Trustee

                                      By:    /s/ Carol Logan
                                         ---------------------------------------
                                         Name:  Carol Logan
                                         Title: Vice President and Trust Officer

                                 ACKNOWLEDGMENT

STATE OF TEXAS    )
                  )     ss
COUNTY OF HARRIS  )

            On the 22nd day of December, 2003, before me personally came Marc Kilbride, to me known, who, being by me duly sworn, did depose and say that he resides in Houston, Texas; that he is the Vice President and Treasurer of Texas Genco GP, LLC, a Texas limited liability company, the general partner of the limited partnership described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Sole Manager of said limited liability company.


                                                 /s/ Christie J. Newsome
                                                 -------------------------------
                                                 Notary Public

                                 ACKNOWLEDGMENT

STATE OF TEXAS    )
                  )     ss
COUNTY OF HARRIS  )

            On the 22nd day of December, 2003, before me personally came Carol Logan, to me known, who, being by me duly sworn, did depose and say that she resides in Houston, Texas; that she is Vice President and Trust Officer of JPMorgan Chase Bank, a banking corporation organized under the State of New York, the Trustee described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the board of directors of said corporation.


                                                 /s/ Christie J. Newsome
                                                 -------------------------------
                                                 Notary Public